SECURITIES AND EXCHANGE COMMISSION

                       WASHINGTON, D.C. 20549


                             FORM 8-K/A


                      Current Report Pursuant
                   to Section 13 or 15(d) of the
                  Securities Exchange Act of 1934


                 January 17, 1997 (March 15, 1996)
          Date of Report (Date of earliest event reported)



                     MORRISON HEALTH CARE, INC.
       (Exact name of registrant as specified in its charter)


     GEORGIA                          1-141941  (1)         62-1155966
  (State or other jurisdiction      (Commission File       (IRS Employer
    of incorporation)                Number)                Identification No.)

     1955 Lake Park Drive
     Suite 400
     Smyrna, Georgia                                        30080
(Address of principal executive offices)                   (Zip Code)


     (770) 437-3300
(Registrant's telephone number,including area code)

      4893 Riverdale Road
      Suite 260
      Atlanta, Georgia  30337
(Former name or former address, if changed since last report)

(1) This Amendment to Registrant's Current Report on Form 8-K filed with the Commission on March 15, 1996, is being filed to correct a typographical error contained in the Registrant's Commission File Number.


Item 5.  Other Events

This Amendment to Registrant's Current Report on Form 8-K filed with the Commission on March 15, 1996, is being filed to correct a typographical error contained in the Registrant's Commission File
Number.



                             SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          MORRISON HEALTH CARE, INC.
                                                  (Registrant)



December 20, 1996                             By: /s/ Glenn Davenport
   (Date)                                     Name:    Glenn Davenport
                                              Title:   President and CEO